Exhibit 2.1

Office of the Secretary of State
Corporations & Charities Division
(360) 725 - 0377 | www.sos.wa.gov/corps
801 Capitol Way S, Olympia, WA 98504-0234

This Box For Office Use Only

☐ Amendment Fee $30

■ Amendment Fee with Expedited Service $80

ARTICLES OF AMENDMENT
PROFIT CORPORATION
RCW 23B.10

Please provide UBI # 602 480 686

NAME OF PROFIT CORPORATION: (as currently recorded with the Office of the Secretary of State)
DEMAND BRANDS, INC.

BUSINESS TYPE: Are you changing your business type? ☐ Yes (No) (if no, continue to next section)

If yes, select the change being made:

☐ WA PROFESSIONAL SERVICE CORPORATION ☐ WA PUBLIC UTILITY CORPORATION

☐ WA SOCIAL PURPOSE CORPORTION

ENTITY NAME CHANGE: Are you changing your business name? ☐ Yes ■ No If no, continue to Jurisdiction

If yes, do you already have an entity name reserved? ☐ Yes ☐ No

If Yes, provide the Name Reservation Number and Name If No, provide only the name

Reservation Number: ________________

Name: ________________

CORPORATE SHARES: Are you changing your business's authorized shares? ☐ Yes ■ No If no, continue to next section

New number of authorized shares: ________________ Class of shares: ☐ Common Stock ☐ Preferred Stock

Did your share information change? (check one) ☐ Yes ☐ No If No, continue to next section

If Yes, implementation plan for change: (attach additional pages if needed)

____

Has your registered agent changed? ☐ YES ■ NO If Yes, please be sure to complete page 2

Articles of Amendment - Profit
Pg 1 | Revised 7.2018

Page: 1 of 6

FILED Secretary of State State of Washington Date Filed: 11/16/2018 Effective Date: 11/16/2018 UBI No: 602 480 686 Work Order #: 2018111500536859 - 1 Received Date: 11/15/2018 Amount Received: $80.00 Page: 1 of 6

NEW REGISTERED AGENT:

Is the Registered Agent a Commercial Registered Agent? ☐ Yes ☐ No

If Yes, provide the name of the Commercial Registered Agent: ______________________________

A Commercial Registered Agent is an entity or individual that is registered with the Office of the Secretary of State to receive legal documents on behalf of a corporation. A Commercial Registered Agent has the entities/individual's address on record with the office.

A Registered Agent consent is still required for a Commercial Registered Agent located below.

If No, please continue below

Please complete ONE type of Registered Agent below, be sure to include the name below the checked box. Then continue to provide the required street address. Mailing address if needed.

☐ Individual	☐ Entity	☐ Office or Position
______________________	______________________	______________________
First and last name of a Non-commercial Registered Agent. (Any person not registered as a Commercial Registered Agent.)	Name of a Non-commercial Registered Agent. (Any business not registered as a Commercial Registered Agent.)	List the Office or Position serves as agent. (Only if using the specific office or position as the registered agent, no matter who holds the position like: Secretary, Member or Treasurer.)

Phone: ______________________ Email: ______________________

Registered Agent Street Address (required) **(Must be a physical address No PO Box or PMB)**	**Registered Agent Mailing Address (optional)** ☐ **Check if mailing address is the same as street address**
Country: United States **State:** Washington	**Country:** United States **State:** Washington
Address : ______________________	**Address :** ______________________
______________________	______________________
Zip: ________ **City:** ______________	**Zip:** ________ **City:** ______________

CONSENT TO SERVE AS REGISTERED AGENT - REQUIRED FOR ALL TYPES

I hereby consent to serve as Registered Agent in the State of Washington for the named entity. I understand it will be my responsibility to accept service of process, notices, and demands on behalf of the entity; to forward mail to the entity; and to immediately notify the Office of the Secretary of State if I resign or change the Registered Office Address.

______________________ ______________________ ______________________

Signature of Registered Agent   Printed Name/Title   Date

Articles of Amendment - Profit
Pg 2 | Revised 7.2018

Page: 2 of 6

Work Order #: 2018111500536859 - 1 Received Date: 11/15/2018 Amount Received: $80.00 Page: 2 of 6

DURATION: ***Required only if changed*** Please check **ONE** of the following

■ This Company shall have a perpetual duration ☐ This Company shall have a duration of _________ years.

☐ This Company shall expire on _______________

ADOPTION OF ARTICLES OF AMENDMENT: This Amendment was duly adopted by the following method

■ By a sufficient vote of shareholders

☐ By the board of directors

☐ By the incorporators prior to the issuance of shares

EFFECTIVE DATE:

■ Date of filing ☐ Specify a Date _______________ cannot be more than 90 days following received date

DATE OF ADOPTION: When was this Amendment adopted?

☐ Date of filing ☐ Specify a date: 11/13/2018

RETURN ADDRESS FOR THIS FILING: ***(Optional)***

This address will be sent document(s) regarding this specific filing in addition to document(s) being sent to the Registered Agent's street/mailing address.

Attention to: Bruce Hannan

Email: bruce@demandbrandsinc.com

Address: 100 Oceangate Suite 1200

City Long Beach **State** CA **Zip** 90802

AUTHORIZED PERSON:

[signature]	Bruce Hannan	11/13/2018
Signature of Authorized Person	**Printed Name/Title**	**Date**

Articles of Amendment - Profit
Pg 3 | Revised 7.2018

Page: 3 of 6

Work Order #: 2018111500536859 - 1 Received Date: 11/15/2018 Amount Received: $80.00 Page: 3 of 6

AMENDMENT TO THE
BYLAWS
OF
DEMAND BRANDS, INC.

ARTICLE X., SECTION 2.6 is hereby amended as follows:

ARTICLE X., SECTION 2.

2.6 PRICE.

(a) The price of each share of unconverted issued and outstanding Series B Preferred Stock, as of the date of this Amendment, shall be $.025.

(c) This Amendment expressly excludes all Series B Preferred Stock issued and outstanding that were issued or retained in connection with the Company's purchase of Demand Brands, Inc. California corporation or those retained by third parties under related Debt Purchase Agreements.

Adopted this 13th day of November 2018
by the Directors and a majority of the
Shareholders of the Company.

Bruce Hannan, CEO

Guy Peckham, COO

Page: 4 of 6

Work Order #: 201811150053859 - 1
Received Date: 11/15/2018
Amount Received: $80.00

Work Order #: 2018111500536859 - 1 Received Date: 11/15/2018 Amount Received: $80.00 Page: 4 of 6

ACTION BY WRITTEN CONSENT OF THE STOCKHOLDERS OF

DEMAND BRANDS, INC.

(a Washington Corporation)

IN LIEU OF SPECIAL MEETING

The undersigned, representing all the stockholders of DEMAND BRANDS, INC., (the "corporation") a corporation organized and existing in the State of Washington, do hereby undertake the following action and adopt the following resolutions by written consent, in accordance with the Bylaws of the corporation and in accordance with the laws of the State of Washington. As of the date inscribed below, 80% of the shareholders of the corporation with Voting Rights voted in favor of the amendment to its bylaws described below.

RESOLVED, that the corporation's Bylaws be amended with respect to Article X., Section 2.6 re-designating the price of any issued and outstanding unconverted shares of the corporation's Series B Preferred Stock be $.025.

RESOLVED, that the Amendment to the Bylaws expressly excludes all of the corporation's Series B Preferred Stock issued in connection with the Stock Purchase Agreement by and between the corporation and California corporation Demand Brands, Inc. dated July 16, 2018 and for all of the corporation's Series B Preferred Stock retained under the corporation's Debt Purchase Agreements dated July 23, 2018 with River North Equity, LLC. and July 24, 2018 with RTV Media Corp. All of the above described Series B Preferred Stock shall be priced at $2.50.

RESOLVED FURTHER, that the officers of the corporation be, and each of them hereby is, authorized and directed to take such action, including but not limited to, the execution of such other documents and certificates as may be necessary, to effectuate the purposes of the Agreement.

IN WITNESS WHEREOF, the undersigned have set their hands as of the 13th day of November 2018.

Bruce Hannan, Director, President, Treasurer and Secretary

Guy Peckham, Director

Page: 5 of 6

Work Order #: 2018111500536859 - 1 Received Date: 11/15/2018 Amount Received: $80.00 Page: 5 of 6

SOS	FILED
Office of the Secretary of State	SECRETARY OF STATE
Corporations & Charities Division
Washington Profit Corporation	MARCH 24, 2017

STATE OF WASHINGTON

UBI Number: 602 480 686

ARTICLES OF AMENDMENT

Chapter 23B.10 RCW

SECTION 1

NAME OF CORPORATION: (as currently recorded with the Office of the Secretary of State)

INNOVATIV MEDIA GROUP, INC.

SECTION 2

AMENDMENTS were adopted on this DATE: March 20, 2017

SECTION 3

ARTICLES OF AMENDMENT WERE ADOPTED BY: (please check one of the following)

[_]	Board of Directors (shareholder action was not required)
[X]	Duly approved by shareholders in accordance with 23B.10.030 and 23B.10.040 RCW
[_]	Incorporators (shareholder action was not required)

SECTION 4

AMENDMENTS TO ARTICLES ON FILE: (if necessary, attach additional information)

The total number of shares the corporation is authorized to issue is 500,000,000.

SECTION 5

EFFECTIVE DATE OF ARTICLES OF AMENDMENT: (please check one of the following)

[X]	Upon filing by the Secretary of State
[_]	Specific Date : ________________ (Specified effective date must be within 90 days AFTER the Articles of Amendment have been filed by the Office of the Secretary of State)

SECTION 6

SIGNATURE

This document is hereby executed under penalties of perjury. and is, to the best of my knowledge, true and correct.

/s/ Tom Coleman	Tom Coleman, President	3-20-17	xxx-xxx-xxxx
Signature	Printed Name/Title	Date	Phone Number

1

SOS	FILED
Office of the Secretary of State	SECRETARY OF STATE
Corporations & Charities Division
Washington Profit Corporation	MAY 2, 2016

STATE OF WASHINGTON

UBI Number: 602 480 686

ARTICLES OF AMENDMENT

Chapter 23B.10 RCW

SECTION 1

NAME OF CORPORATION: (as currently recorded with the Office of the Secretary of State)

INNOVATIV MEDIA GROUP, INC.

SECTION 2

AMENDMENTS were adopted on this DATE: April 25, 2016

SECTION 3

ARTICLES OF AMENDMENT WERE ADOPTED BY: (please check one of the following)

[_]	Board of Directors (shareholder action was not required)
[X]	Duly approved by shareholders in accordance with 23B.10.030 and 23B.10.040 RCW
[_]	Incorporators (shareholder action was not required)

SECTION 4

AMENDMENTS TO ARTICLES ON FILE: (if necessary, attach additional information)

The total number of shares the corporation is authorized to issue is 250,000,000.

SECTION 5

EFFECTIVE DATE OF ARTICLES OF AMENDMENT: (please check one of the following)

[X]	Upon filing by the Secretary of State
[_]	Specific Date : ________________ (Specified effective date must be within 90 days AFTER the Articles of Amendment have been filed by the Office of the Secretary of State)

SECTION 6

SIGNATURE

This document is hereby executed under penalties of perjury. and is, to the best of my knowledge, true and correct.

/s/ Tom Coleman	Tom Coleman, President	4-25-16	xxx-xxx-xxxx
Signature	Printed Name/Title	Date	Phone Number

1

SOS	FILED
Office of the Secretary of State	SECRETARY OF STATE
Corporations & Charities Division
Washington Profit Corporation	MARCH 1, 2016

STATE OF WASHINGTON

UBI Number: 602 480 686

ARTICLES OF AMENDMENT

Chapter 23B.10 RCW

SECTION 1

NAME OF CORPORATION: (as currently recorded with the Office of the Secretary of State)

INNOVATIV MEDIA GROUP, INC.

SECTION 2

AMENDMENTS were adopted on this DATE: February 26, 2016

SECTION 3

ARTICLES OF AMENDMENT WERE ADOPTED BY: (please check one of the following)

[_]	Board of Directors (shareholder action was not required)
[X]	Duly approved by shareholders in accordance with 23B.10.030 and 23B.10.040 RCW
[_]	Incorporators (shareholder action was not required)

SECTION 4

AMENDMENTS TO ARTICLES ON FILE: (if necessary, attach additional information)

See Corporate Resolution.

SECTION 5

EFFECTIVE DATE OF ARTICLES OF AMENDMENT: (please check one of the following)

[_]	Upon filing by the Secretary of State
[X]	Specific Date : March 28, 2016 (Specified effective date must be within 90 days AFTER the Articles of Amendment have been filed by the Office of the Secretary of State)

SECTION 6

SIGNATURE

This document is hereby executed under penalties of perjury. and is, to the best of my knowledge, true and correct.

/s/ Tom Coleman	Tom Coleman, President	02-26-16	xxx-xxx-xxxx
Signature	Printed Name/Title	Date	Phone Number

1

CORPORATE RESOLUTION

OF

INNOVATIV MEDIA GROUP, INC.

UNANIMOUS WRITTEN CONSENT OF THE BOARD
OF DIRECTORS OF INNOVATIV MEDIA GROUP, INC.

A Special Meeting of the shareholders of Innovativ, Inc. (“Company”) was held on February 26, 2016. The meeting was convened by Tom Coleman, President, Secretary, Treasurer and Director of the Company, also acting as authorized representative of Innovativ Media Group, Inc. Wyoming, which controls 80% of the Voting Rights shares of the Company, constituting a Quorum.

It is resolved that the Company shall reverse split its common shares at a ratio of 500 to 1 effective upon filing with the State of Washington and approval of FINRA.

IN WITNESS WHEREOF, the undersigned Board of Directors of the Company has executed this instrument on the 26th day of February 2016.

/s/ Tom Coleman

Tom Coleman, President, Director, Treasurer and Secretary

2

SOS	FILED
Office of the Secretary of State	SECRETARY OF STATE
Corporations & Charities Division
Washington Profit Corporation	FEBRUARY 25, 2016

STATE OF WASHINGTON

UBI Number: 602 480 686

ARTICLES OF AMENDMENT

Chapter 23B.10 RCW

SECTION 1

NAME OF CORPORATION: (as currently recorded with the Office of the Secretary of State)

INNOVATIV MEDIA GROUP, INC.

SECTION 2

AMENDMENTS were adopted on this DATE: February 19, 2016

SECTION 3

ARTICLES OF AMENDMENT WERE ADOPTED BY: (please check one of the following)

[_]	Board of Directors (shareholder action was not required)
[X]	Duly approved by shareholders in accordance with 23B.10.030 and 23B.10.040 RCW
[_]	Incorporators (shareholder action was not required)

SECTION 4

AMENDMENTS TO ARTICLES ON FILE: (if necessary, attach additional information)

The total number of shares the corporation is authorized to issue is 5,600,000,000.

SECTION 5

EFFECTIVE DATE OF ARTICLES OF AMENDMENT: (please check one of the following)

[X]	Upon filing by the Secretary of State
[_]	Specific Date : ________________ (Specified effective date must be within 90 days AFTER the Articles of Amendment have been filed by the Office of the Secretary of State)

SECTION 6

SIGNATURE

This document is hereby executed under penalties of perjury. and is, to the best of my knowledge, true and correct.

/s/ Tom Coleman	Tom Coleman/CEO	2-22-16	xxx-xxx-xxxx
Signature	Printed Name/Title	Date	Phone Number

1

SOS	FILED
Office of the Secretary of State	SECRETARY OF STATE
Corporations & Charities Division
Washington Profit Corporation	JULY 16, 2015

STATE OF WASHINGTON

UBI Number: 602 480 686

ARTICLES OF AMENDMENT

Chapter 23B.10 RCW

SECTION 1

NAME OF CORPORATION: (as currently recorded with the Office of the Secretary of State)

INNOVATIV MEDIA GROUP, INC.

SECTION 2

AMENDMENTS were adopted on this DATE: July 10, 2015

SECTION 3

ARTICLES OF AMENDMENT WERE ADOPTED BY: (please check one of the following)

[_]	Board of Directors (shareholder action was not required)
[X]	Duly approved by shareholders in accordance with 23B.10.030 and 23B.10.040 RCW
[_]	Incorporators (shareholder action was not required)

SECTION 4

AMENDMENTS TO ARTICLES ON FILE: (if necessary, attach additional information)

Total number of shares the corporation is authorized to issue is 10,000,000,000.

SECTION 5

EFFECTIVE DATE OF ARTICLES OF AMENDMENT: (please check one of the following)

[X]	Upon filing by the Secretary of State
[_]	Specific Date : ________________ (Specified effective date must be within 90 days AFTER the Articles of Amendment have been filed by the Office of the Secretary of State)

SECTION 6

SIGNATURE

This document is hereby executed under penalties of perjury. and is, to the best of my knowledge, true and correct.

/s/ Tom Coleman	Tom Coleman, President	7-10-15	xxx-xxx-xxxx
Signature	Printed Name/Title	Date	Phone Number

1

SOS	FILED
Office of the Secretary of State	SECRETARY OF STATE
Corporations & Charities Division
Washington Profit Corporation	JUNE 22, 2015

STATE OF WASHINGTON

UBI Number: 602 480 686

ARTICLES OF AMENDMENT

Chapter 23B.10 RCW

SECTION 1

NAME OF CORPORATION: (as currently recorded with the Office of the Secretary of State)

GLOBAL GAMING NETWORK, INC.

SECTION 2

AMENDMENTS were adopted on this DATE: June 17, 2015

SECTION 3

ARTICLES OF AMENDMENT WERE ADOPTED BY: (please check one of the following)

[_]	Board of Directors (shareholder action was not required)
[X]	Duly approved by shareholders in accordance with 23B.10.030 and 23B.10.040 RCW
[_]	Incorporators (shareholder action was not required)

SECTION 4

AMENDMENTS TO ARTICLES ON FILE: (if necessary, attach additional information)

The total number of all shares the corporation is authorized to issue is 100,000,000,000.

SECTION 5

EFFECTIVE DATE OF ARTICLES OF AMENDMENT: (please check one of the following)

[_]	Upon filing by the Secretary of State
[X]	Specific Date : July 1, 2015 (Specified effective date must be within 90 days AFTER the Articles of Amendment have been filed by the Office of the Secretary of State)

SECTION 6

SIGNATURE

This document is hereby executed under penalties of perjury. and is, to the best of my knowledge, true and correct.

/s/ Stephen Kern	Stephen Kern, President	6-17-15	xxx-xxx-xxxx
Signature	Printed Name/Title	Date	Phone Number

1

SOS	FILED
Office of the Secretary of State	SECRETARY OF STATE
Corporations & Charities Division
Washington Profit Corporation	MARCH 24, 2015

STATE OF WASHINGTON

UBI Number: 602 480 686

ARTICLES OF AMENDMENT

Chapter 23B.10 RCW

SECTION 1

NAME OF CORPORATION: (as currently recorded with the Office of the Secretary of State)

Global Gaming Network, Inc.

SECTION 2

AMENDMENTS were adopted on this DATE: February 20, 2015

SECTION 3

ARTICLES OF AMENDMENT WERE ADOPTED BY: (please check one of the following)

[_]	Board of Directors (shareholder action was not required)
[X]	Duly approved by shareholders in accordance with 23B.10.030 and 23B.10.040 RCW
[_]	Incorporators (shareholder action was not required)

SECTION 4

AMENDMENTS TO ARTICLES ON FILE: (if necessary, attach additional information)

Total Number of Shares the Corporation is Authorized to Issue is 20 Billion

SECTION 5

EFFECTIVE DATE OF ARTICLES OF AMENDMENT: (please check one of the following)

[X]	Upon filing by the Secretary of State
[_]	Specific Date : ________________ (Specified effective date must be within 90 days AFTER the Articles of Amendment have been filed by the Office of the Secretary of State)

SECTION 6

SIGNATURE

This document is hereby executed under penalties of perjury. and is, to the best of my knowledge, true and correct.

/s/ Stephen J. Kern	Stephen J. Kern	2/20/15	xxx-xxx-xxxx
Signature	Printed Name/Title	Date	Phone Number

1

SOS	FILED
Office of the Secretary of State	SECRETARY OF STATE
Corporations & Charities Division
Washington Profit Corporation	JANUARY 9, 2014

STATE OF WASHINGTON

UBI Number: 602 480 686

ARTICLES OF AMENDMENT

Chapter 23B.10 RCW

SECTION 1

NAME OF CORPORATION: (as currently recorded with the Office of the Secretary of State)

GLOBAL GAMING NETWORK, INC.

SECTION 2

AMENDMENTS were adopted on this DATE: December 9, 2013

SECTION 3

ARTICLES OF AMENDMENT WERE ADOPTED BY: (please check one of the following)

[_]	Board of Directors (shareholder action was not required)
[X]	Duly approved by shareholders in accordance with 23B.10.030 and 23B.10.040 RCW
[_]	Incorporators (shareholder action was not required)

SECTION 4

AMENDMENTS TO ARTICLES ON FILE: (if necessary, attach additional information)

The total number of shares the corporation is authorized to issue is 5,000,000,000.

SECTION 5

EFFECTIVE DATE OF ARTICLES OF AMENDMENT: (please check one of the following)

[X]	Upon filing by the Secretary of State
[_]	Specific Date : ________________ (Specified effective date must be within 90 days AFTER the Articles of Amendment have been filed by the Office of the Secretary of State)

SECTION 6

SIGNATURE

This document is hereby executed under penalties of perjury. and is, to the best of my knowledge, true and correct.

/s/ Stephen J. Kern	Stephen J. Kern, President	12-9-13	xxx-xxx-xxxx
Signature	Printed Name/Title	Date	Phone Number

1

SOS	FILED
Office of the Secretary of State	SECRETARY OF STATE
Corporations & Charities Division
Washington Profit Corporation	January 9, 2014

STATE OF WASHINGTON

UBI Number: 602480686

ARTICLES OF AMENDMENT

Chapter 23B.10 RCW

SECTION 1

NAME OF CORPORATION: (as currently recorded with the Office of the Secretary of State)

Global Gaming Network, Inc.

SECTION 2

AMENDMENTS were adopted on this DATE: December 9, 2013

SECTION 3

ARTICLES OF AMENDMENT WERE ADOPTED BY: (please check one of the following)

[_]	Board of Directors (shareholder action was not required)
[X]	Duly approved by shareholders in accordance with 23B.10.030 and 23B.10.040 RCW
[_]	Incorporators (shareholder action was not required)

SECTION 4

AMENDMENTS TO ARTICLES ON FILE: (if necessary, attach additional information)

Total Number of Shares the Corporation is Authorized to Issue is now five billion (5,000,000,000)

SECTION 5

EFFECTIVE DATE OF ARTICLES OF AMENDMENT: (please check one of the following)

[X]	Upon filing by the Secretary of State
[_]	Specific Date : ________________ (Specified effective date must be within 90 days AFTER the Articles of Amendment have been filed by the Office of the Secretary of State)

SECTION 6

SIGNATURE

This document is hereby executed under penalties of perjury. and is, to the best of my knowledge, true and correct.

/s/ Stephen J. Kern	Stephen J. Kern	12/9/13	xxx-xxx-xxxx
Signature	Printed Name/Title	Date	Phone Number

1

SOS	FILED
Office of the Secretary of State	SECRETARY OF STATE
Corporations & Charities Division
Washington Profit Corporation	JANUARY 30, 2012

STATE OF WASHINGTON

UBI Number: 602 480 686

ARTICLES OF AMENDMENT

Chapter 23B.10 RCW

SECTION 1

NAME OF CORPORATION: (as currently recorded with the Office of the Secretary of State)

GLOBAL GAMING NETWORK, INC.

SECTION 2

AMENDMENTS were adopted on this DATE: January 30, 2012

SECTION 3

ARTICLES OF AMENDMENT WERE ADOPTED BY: (please check one of the following)

[_]	Board of Directors (shareholder action was not required)
[X]	Duly approved by shareholders in accordance with 23B.10.030 and 23B.10.040 RCW
[_]	Incorporators (shareholder action was not required)

SECTION 4

AMENDMENTS TO ARTICLES ON FILE: (if necessary, attach additional information)

See additional information.

SECTION 5

EFFECTIVE DATE OF ARTICLES OF AMENDMENT: (please check one of the following)

[X]	Upon filing by the Secretary of State
[_]	Specific Date : ________________ (Specified effective date must be within 90 days AFTER the Articles of Amendment have been filed by the Office of the Secretary of State)

SECTION 6

SIGNATURE

This document is hereby executed under penalties of perjury. and is, to the best of my knowledge, true and correct.

/s/ Stephen J. Kern	Stephen J. Kern, President	1-30-12	xxx-xxx-xxxx
Signature	Printed Name/Title	Date	Phone Number

1

AMENDMENT
TO THE
ARTICLE OF INCORPORATION
OF
GLOBAL GAMING NETWORK, INC.

I, the undersigned, Stephen J. Kern, President, Secretary, Treasurer and Director, do hereby certify:

That the Board of Directors of GLOBAL GAMING NETWORK, INC., at a duly convened meeting on January 30, 2012, adopted a resolution to amend the Articles of Incorporation.

Article IV is hereby amended as follows:

The total number of shares this corporation is authorized to issue is now 1,000,000,000 (one billion), allocated as follows among these classes and series of stock, with all of the rights as more fully described in the Amendment to the Bylaws:

Common Stock Class, par value $0.00000001 per share - 998,800,000 shares authorized;

Preferred Stock Class, Series A, par value $0.00000001 per share - 100,000 shares authorized.

Preferred Stock Class, Series B, par value $0.000001 per share - 900,000 shares authorized.

Preferred Stock Class, Series C, par value $0.00000001 per share - 200,000 shares authorized.

The participating rights, relative rights, optional or other special rights, powers, designations, preferences, issuance rules, limitations, restrictions and qualifications for each of the four classes of stock, as well as the authorized amounts for each, shall be determined, where actively or passively allowed by state and/or federal law, by the bylaws, as amended, as approved by a majority of the duly-elected Directors of this corporation.

The number of shares of common stock of the corporation issued and outstanding and entitled to vote on an amendment to the Articles of Corporation is 441,205,926. The said changes and amendments have been consented to and approved by a majority of the stockholders, specifically 420,000,000 or 95.2%, which is the majority of each class of stock issued and outstanding and entitled to vote thereon. The vote was sufficient for approval, pursuant to RCW 23.B10.030 and RCW 23.B10.040.

I hereby attest to the above.

/s/ Stephen J. Kern

Stephen J. Kern, President, Secretary, Treasurer and Director

Dated: January 30, 2012

2

FILED
SECRETARY OF STATE
SAM REED	AMENDMENT
OCTOBER 5, 2011	TO THE
STATE OF WASHINGTON	ARTICLES OF INCORPORATION

OF

GLOBAL GAMING NETWORK, INC.

UNANIMOUS WRITTEN CONSENT OF THE BOARD
OF DIRECTORS OF GLOBAL GAMING NETWORK, INC.

A Special Meeting of the shareholders of Global Gaming Network, Inc. (“Company”) was held on October 4, 2011. The meeting was convened by Stephen J. Kern, President, Secretary, Treasurer and Director of the Company, also acting as authorized representative of David Kern Family I Limited Partnership and Wilshire Capital Ltd, which control collectively not less than 99% of the total current outstanding shares of the Company.

As a Quorum of shareholders were present, the Board of Directors of the Company adopted a resolution to amend the Articles of Incorporation.

WHEREAS, the Company desires to file for a reverse split with FINRA. The common shares will be reversed 100:1.

RESOLVED, the the Sole Officer of the Company is hereby authorized to sign any and all documents and perform any and all acts on behalf of the Company, and in his sole discretion deems necessary desirable or appropriate for the filing of the Amended Certificate of Incorporation with the State of Washington.

IN WITNESS WHEREOF, the undersigned Board of Directors of the company and the authorized representatives of the majority shareholder of the Company have executed this instrument on the 4th day of October, 2011.

Signed: /s/ Stephen J. Kern	State of California, County of Los Angeles
Stephen J. Kern	Subscribed and sworn to (or affirmed) before me
President, Secretary, Treasurer and Director	on the 4thday of October 2011,
by Stephen J. Kern,
Signed: /s/ Stephen J. Kern	proved to me on the basis of satisfactory evidence
Stephen J. Kern	to be the person(s) who appeared before me.
Managing Partner	Signature: /s/ JFY
David Kern Family I Limited Partnership

Signed: /s/ Stephen J. Kern	DILIP B. PANAKKAL
Stephen J. Kern	COMM. #1897042
Managing Partner	Notary Public California
Wilshire Capital Ltd.	Los Angeles County
My Comm. Expires July 26, 2014

1

UBI: 602 480 686

FILED
SECRETARY OF STATE	AMENDMENT
SAM REED	TO THE
ARTICLE OF INCORPORATION
OCTOBER 5, 2010	OF
GLOBAL GAMING NETWORK, INC.
STATE OF WASHINGTON

I, the undersigned, Stephen J. Kern, President, Secretary, Treasurer and Director, do hereby certify:

That the Board of Directors of GLOBAL GAMING NETWORK, INC., at a duly convened meeting on September 21, 2010, adopted a resolution to amend the Articles of Incorporation.

Article IV is hereby amended as follows:

The total number of shares this corporation is authorized to issue is now 100,000,000,000 (one hundred billion), allocated as follows among these classes and series of stock, with all of the rights as more fully described in the Amendment to the Bylaws:

Common Stock Class, par value $0.00000001 per share - 99,880,000,000 shares authorized;

Preferred Stock Class, Series A, par value $0.00000001 per share - 10,000,000 shares authorized,

Preferred Stock Class, Series B, par value $0.000001 per share - 90,000,000 shares authorized,

Preferred Stock Class, Series C, par value $0.00000001 per share - 20,000,000 shares authorized.

The participating rights, relative rights, optional or other special rights, powers, designations, preferences, issuance rules, limitations, restrictions and qualifications for each of the four classes of stock, as well as the authorized amounts for each, shall be determined, where actively or passively allowed by state and/or federal law, by the bylaws, as amended, as approved by a majority of the duly-elected Directors of this corporation.

Article X is hereby added as follows:

The liability of any director to this corporation or its shareholders for money damages for any action taken, or any failure to take any action, as a director, is eliminated, except liability for:

(A) The amount of financial benefit received by a director to which he is not entitled;

(B) An intentional infliction of harm on the corporation or shareholders;

(C) A violation of Chapter 23B.08 RCW; or

(D) An intentional violation of criminal law.

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UBI: 602 480 686

Article XI is hereby added as follows:

Indemnification of any director for liability (Chapter 23B.08 RCW) to any person for any action taken, or failure to take any action, as a director, is obligatory, except liability for:

(A) Receipt of a financial benefit to which he is not entitled;

(B) An intentional infliction of harm on the corporation or its shareholders;

(C) A violation of Chapter 23B.08 RCW; or

(D) An intentional violation of criminal law.

Article XII is hereby added as follows:

Pursuant to Chapter 23B.06 RCW, the Board of Directors has the complete authority to make, amend, alter or repeal the Articles and Bylaws of the corporation and any all such Articles not expressly amended hereunder shall remain in force and effect.

The number of shares of common stock of the corporation issued and outstanding and entitled to vote on an amendment to the Articles of Corporation is 5,592,972. The said changes and amendments have been consented to and approved by a majority of the stockholders, specifically 5,000,000 or 89.3%, which is the majority of each class of stock issued and outstanding and entitled to vote thereon. The vote was sufficient for approval, pursuant to RCW 23.B10.030 and RCW 23.B10.040.

I hereby attest to the above.

/s/ Stephen J. Kern

Stephen J. Kern, President, Secretary, Treasurer and Director

Dated: October 5, 2010

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AMENDMENT

TO THE

ARTICLES OF INCORPORATION

Of

GLOBAL GAMING NETWORK, INC.

Pursuant to 23B.06 RCW, GLOBAL GAMING NETWORK, INC. does hereby amend its Articles of Incorporation to read as follows:

ARTICLE I (Corporate Name)

The name of this corporation continues as:

GLOBAL GAMING NETWORK, INC.

ARTICLE IV (Shares)

The total number of shares this corporation is authorized to issue is now 100,000,000,000 (one hundred billion), allocated as follows among these classes and series of stock,with all of the rights as more fully described in the Amendment to the Bylaws attached hereto as “Exhibit “A”:

Common Stock Class, par value $0.00000001 per share - 99.880.000.000 shares authorized;

Preferred Stock Class, Series A, par value $0.0000001 per share - 10,000,000 shares authorized.

Preferred Stock Class, Series B, par value $0.0000001 per share - 90,000,000 shares authorized.

Preferred Stock Class, Series C, par value $0.0000001 per share - 20,000,000 shares authorized.

The participating rights, relative rights, optional or other special rights, powers, designations preferences, issuance rules, limitations, restrictions and qualifications in each of the four classes of stock, as well as the authorized amounts for each, shall be determined where actively or passively allowed by state and/or federal law, by the bylaws, as amended, as approved by a majority of the duly-elected Directors of this corporation.

ARTICLE V.

The initial number of Board of Directors of this corporation shall be one (1), whose name and address is as follows:

Stephen J.Kern

318 S. Detroit Street #104

Los Angeles, CA 90036

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ARTICLE VI (By-laws)

The authority to make By-laws for the corporation is hereby expressly vested in the Board of Directors and the Series A Preferred Stock holder,if and when issued, is more fully described in the Amendment to the Bylaws attached hereto as “Exhibit A”. Such approval may be obtained by the Board of Directors without the necessity of a Special or Extraordinary General Meeting of the corporation shareholders, subject only to the approval of the Series A Preferred Stockholders. Such approval from the Series A Preferred Stockholders may be obtained by written proxy statement or a polling of the Series A Preferred Stockholders by telephone or telefax.

ARTICLE VIII (Registered Agent)

The name and address for the corporations Registered Agent is:

Liam A. McCann, Esq.

123 Wells Avenue South

Renton, WA. 98057

ARTICLE X (Restructure of Shares)

Per Amendment to the Bylaws attached hereto as “Exhibit A”

ARTICLE XI.

The liability of any director to this corporation or its shareholders for money damages for any action taken, or any failure to take any action, as a director, is eliminated, except liability for:

(A) The amount of financial benefit received by a director to which he is not entitled;

(B) An intentional infliction of harm on the corporation or shareholders.

(C) A violation of Chapter 23B.08 RCW

(D) An intentional violation of criminal law; and

ARTICLE XII.

Indemnification of any director for liability (Chapter 23B.08 RCW) to any person for any action taken, or failure to take any action, as a director, is obligatory, except liability for:

(A) Receipt of a financial benefit to which he is not entitled.

(B) An intentional infliction of harm on the corporation or its shareholders.

(C) A violation of Chapter 23B.08 RCW; or

(D) An intentional violation of criminal law.

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ARTICLE XIII

Pursuant to Chapter 23B.06 RCW, the Board of Directors has complete authority to make, amend, alter or repeal the Articles and Bylaws of the corporation and all such Articles not expressly amended hereunder shall remain in force and effect.

Executed this 21st day of September, 2010, by the CEO and Chairman of the Board of Directors and the majority shareholder of this corporation.

/s/ Stephen J. Kern

Stephen J.Kern CEO and Chairman

/s/ Tom Colemanr

RTV Media Corp Majority Shareholder

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CORPORATE RESOLUTION

OF

GLOBAL GAMING NETWORK, INC.

UNANIMOUS WRITTEN CONSENT OF THE BOARD

OF DIRECTORS OF GLOBAL GAMING NETWORK, INC.

A Special Meeting of the shareholders of Global Gaming Network,Inc. (“Company”) was held on September 21, 2010. The meeting was convened, via telephone conference, by Stephen J. Kern (“Kern”), the Chairman, Treasurer, Secretary and sole Director of the Company and attended by Tom Coleman, the authorized representative of RTV Media Corp (“RTV”), which controls 89.4% of the total, current outstanding shares of the Company.

Since a Quorum of shareholders was present the Company voted to amend the Articles of Incorporation and the Bylaws to the Articles of Incorporation. Therefore the Company, hereby consents to the adoption of the following resolution:

(1)	RESOLVED, that the Company shall file with the State of Washington the attached Amendment to the Articles of Incorporation, in which the Company will increase the number of its authorized common shares to 100,000,000,000 and change the par value of the common stock to $0.0000001.

(2)	RESOLVED, that the Company shall create new Preferred Stock Classes, Series A, Series B and Series C. The rights and privileges to which are described in the Amendment to the Bylaws (“Exhibit A”).

IN WITNESS WHEREOF, the undersigned Board of Directors of the Company and the authorized representative of the majority shareholder of the Company have executed this instrument on the 21st day of September 2010.

/s/ Stephen J. Kern	/s/ Tom Coleman
Stephen J.Kern, President/Director	Tom Coleman for RTV Media Corp

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EXHIBIT A

AMENDMENT TO THE

BYLAWS OF

GLOBAL GAMING NETWORK, INC.

Pursuant to Articles IV and VI, the following action is taken and approved by the Board of Directors of Global Gaming Network, Inc. (“Company”) and the representative of the majority shareholder of the Company, by unanimous written consent as if a meeting had been properly called and held and all the directors were present at the meeting and voted in favor of such action:

The sole Director and the majority shareholder of the Company have unanimously approved the following amendment to the Bylaws of this corporation:

A. NEW ARTICLE X is added as follows:

ARTICLE X, SECTION 1.

CERTIFICATE OF RE-DESIGNATION, SERIES A PREFERRED STOCK

1.1 RE-DESIGNATION.     The class of stock of this corporation heretofore named “Preferred Stock” shall be re-named and designated “Series A Preferred Stock” It shall have 10,000,000 shares authorized at $0.00000001 par value per share and shall be senior to any other issued Preferred Stock for Liquidation rights.

1.2 CONVERSION RIGHTS.

a. If at least one share of Series A Preferred Stock is issued and outstanding, then the total aggregate issued shares of Series A Preferred Stock at any given time, regardless of their number, shall be convertible into the number of shares of Common Stock which equals four times the sum of: i) the total number of shares of Common Stock which are issued and outstanding at the time of conversion, plus ii) the total number of shares of Series B and Series C Preferred Stocks which are issued and outstanding at the time of conversion.

b. Each individual share of Series A Preferred Stock shall be convertible into the number of shares of Common Stock equal to:

[four times the sum of: {all shares of Common Stock issued and outstanding at time of conversion + all shares of Series B and Series C Preferred Stocks issued and outstanding at time of conversion }]

divided by:

[the number of shares of Series A Preferred Stock issued and outstanding at the time of conversion]

1.3 ISSUANCE. Shares of Preferred Stock may only be issued in exchange for the partial or full retirement of debt held by Management, employees or consultants, or as directed by a majority vote of the Board of Directors. The number of Shares of Preferred Stock to be issued to each qualified person (member of Management, employee or consultant) holding a Note shall be determined by the following formula:

For retirement of debt:

n å xi i - i	=	number of shares of Series A Preferred Stock to be issued

A-1

where X1 + X2 + X3 ... + ... Xn represent the discrete notes and other obligations owed the lender (holder), which are being retired.

1.4 VOTING RIGHTS.

a. If at lease one share of Series A Preferred Stock is issued and and outstanding, then the total aggregate issued shares of Series A Preferred Stock at any given time, regardless of their number, shall have voting rights equal to four times the sum of: i) the total number of shares of Common Stock which are issued and outstanding at the time of voting, plus ii) the total number of shares of Series B and Series C Preferred Stocks which are issued and outstanding at the time of voting.

b. Each individual share of Series A Preferred Stock shall have the voting rights equal to:

[four times the sum of: {all shares of Common Stock issued and outstanding at time of voting + all shares of Series B and Series C Preferred Stocks issued and outstanding at time of voting}]

divided by:

[the number of shares of Series A Preferred Stock and outstanding at the time of voting]

ARTICLE X., SECTION 2

CERTIFICATE OF DESIGNATIONS, PREFERENCES,

RIGHTS AND LIMITATIONS

OF SERIES B PREFERRED STOCK

2.1. DESIGNATION AND NUMBER OF SHARES. 90,000,000 shares of Series B Preferred Stock, par value $0.000001 per share (the “Preferred Stock”), are authorized pursuant to Article II of the Corporation’s Amended Certificate of Incorporation (the “Series B Preferred Stock” or “Series B Preferred Shares”).

2.2 DIVIDENDS. The holders of Series B Preferred Stock shall be entitled to receive dividends when, as and if declared by the Board of Directors, in its sold discretion.

2.3 LIQUIDATION RIGHTS. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any distribution or payment shall be made to the holders of any stock ranking junior to the Series B Preferred Stock, the holders of the Series B Preferred Stock shall be entitled to be paid out of the assets of the Corporation an amount equal to$1.00 per share, or in the event of an aggregate subscription by a single subscriber for Series B Preferred Stock in excess of $100,000, $0.997 per share (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares) (the “Preferred Value”), plus all declared but unpaid dividends, for each share of Series B Preferred Stock held by them. After the payment of the full applicable Preference Value if each share of the Series B Preferred Stock as set forth herein, the remaining assets of the Corporation legally available for distribution, if any, shall be distributed ratably to the holders of the Corporation’s Common Stock.

2.4 CONVERSION AND ANTI-DILUTION.

(a) Each share of Series B Preferred Stock shall be convertible at par value $0.000001 per share (the “Series B Preferred”), at any time, and/or from time to time, into the number of shares of the Corportaion’s common stock, par value $0.00000001 per share (the “Common Stock” equal to the price of the Series B Preferred Stock as stated in 2.6 of the Bylaws. divided by the par value of the Series B Preferred, subject to adjustment as may be determined by the Board of Directors from time to time (the “Conversion Rate”). For example, assuming a $2.50 price per share of Series B Preferred Stock, and a par value of $0.000001 per share for Series B Preferred each share of Series B Preferred Stock would be convertible into 2,500,000 shares of Common Stock. Such conversion shall be deemed to be effective on the business day (the “Conversion Date”) following the receipt by the Corporation of written notice from the holder of the Series B Preferred Stock of the holder’s intention to convert the shares of Series B Stock, together with the holder’s stock certificate or certificates evidencing the Series B Preferred Stock to be converted.

A-2

(b) Promptly after the Conversion Date, the Corporation shall issue and deliver to such holder a certificate or certificates for the number of shares of Common Stock issuable to the holder pursuant to the holder’s conversion of Series B Preferred Shares in accordance with the provisions of this Section. The stock certificate(s) evidencing the Common Stock shall be issued with a restrictive legend indicating that it was issued in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), and that it cannot be transferred unless it is so registered, or an exemption from registration is available, in the opinion of counsel to the Corporation. The Common Stock shall be issued in the same name as the person who is the holder of the Series B Preferred Stock unless, in the opinion of counsel to the Corporation, such transfer can be made in compliance with applicable securities laws. The person in whose name the certificate(s) of Common Stock are so registered shall be treated as a holder of shares of Common Stock of the Corporation on the date of the Common Stock certificate(s) are so issued.

All shares of Common Stock delivered upon conversion of the Series B Preferred Shares as provided herein shall be duly and validly issued and fully paid and non-assessable. Effective as of the Conversion Date, such converted Series B Preferred Shares shall no longer be deemed to be outstanding and all rights of the holder with respect to such shares shall immediately terminate except the right to receive the shares of Common Stock issuable upon such conversion.

(c) The Corporation covenants that, within 30 days of receipt of conversion notice from any holder of shares of Series B Preferred Stock wherein such conversion would create more shares of Common Stock than are authorized, the Corporation will increase the authorized number of shares of Common Stock sufficient to satisfy such holder of shares of Series B submitting such conversion notice.

(d) Shares of Series B Preferred Stock are anti-dilutive to reverse splits, and therefore in the case of a reverse split, are convertible to the number of Common Shares after the reverse split as would have been equal to the ratio established in Section 2.4(a) prior to the reverse split. The conversion rate of shares of Series B Preferred Stock, however, would increase proportionately in the case of forward splits, and may not be diluted by a reverse split following a forward split.

2.5 VOTING RIGHTS. Each share of Series B Stock shall have ten votes for any election or other vote placed before the shareholders of the Company.

2.6 PRICE.

(a) The initial price of each share of Series B Preferred Stock shall be $2.50.

(b) The price of each share of Series B Preferred Stock may be managed either through a majority vote of the Board of Directors through a resolution at a meeting of the Board, or through a resolution passed at an Action Without Meeting of the Unanimous Board, until such time as a listed secondary and/or listed public market develops for the shares.

2.7 LOCK-UP RESTRICTIONS ON CONVERSION. Shares of Series B Preferred Stock may not be converted into shares of Common Stock for a period of: a) six (6) months after purchase, if the Company voluntarily or involuntarily files public reports pursuant to Section 12 or 15 of the Securities Exchange Act of 193 or b) twelve (12) months if the Company does not file such public reports.

ARTICLE X, SECTION 3.

CERTIFICATE OF DESIGNATIONS, PREFERENCES, RIGHTS AND LIMITATIONS OF SERIES C PREFERRED STOCK

3.1 DESIGNATION AND NUMBER OF SHARES. 20,000,000 shares of Series C Preferred Stock, par value $0.00000001 per share (the “Preferred Stock”), are authorized pursuant to Article II of the Corporation’s Amended Certificate of Incorporation (the “Series C Preferred Stock” or “Series C Preferred Shares”).

3.1.1 ISSUANCE. Shares of Series C Preferred Stock may be issued to holders of debt of the Company, as determined by a majority vote of the Board of Directors, or others, as determined by a majority vote of the Board of Directors.

A-3

3.3 LIQUIDATION RIGHTS. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any distribution or payment shall be made to the holders of any stock ranking junior to the Series C Preferred Stock, the holders of the Series C Preferred Stock shall be entitled to be paid out of the assets of the Corporation an amount equal to $1.00 per share, or in the event of an aggregate subscription by a single subscriber for Series C Preferred Stock in excess of $100, 000, $0.997 per share (as adjusted for any stock dividends, combinations, splits, recapitaliations and the like with respect to such shares) (the “Preference Value”), plus all declared but unpaid dividends, for each share of Series C Preferred Stock held by them. After the payment of full applicable Preference Value of each share of the Series C Preferred Stock as set forth herein, the remaining assets of the Corporation legally available for distribution, if any, shall be distributed ratably to the holders of the Corporation’s Common Stock.

3.4 CONVERSION AND ANTI-DILUTION.

(a) Each share of Series C Preferred Stock shall be convertible, at any time, and/or from time to time, into 500 share of the Corporation’s common stock, par value $0.00000001 per share (the “Common Stock”). Such conversion shall be deemed to be effective on the business day (the “Conversion Date”) following the receipt by the Corporation of written notice from the holder of the Series C Preferred Stock of the holder’s intention to convert the shares of Series C Stock, together with the holder’s stock certificate or certificates evidencing the Series C Preferred Stock to be converted.

(b) Promptly after the Conversion Date, the Corporation shall issue and deliver so such holder a certificate or certificates for the number of full shares of Common Stock issuable to the holder pursuant to the holder’s conversion of Series C Preferred Shares in accordance with the provisions of this Section. The Stock certificate(s) evidencing the Common Stock shall be issued with a restrictive legend indicating that it was issued in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), and that it cannot be transferred unless it is so registered, or an exemption from registration is available, in the opinion of counsel to the Corporation. The Common Stock shall be issued in the same name as the person who is the holder of the Series C Preferred Stock unless,in the opinion of counsel to the Corporation, such transfer can be made in compliance with applicable securities laws. The person in whose name the certificate(s) of Common Stock are so registered shall be treated as a holder of shares of Common Stock of the Corporation on the date the Conversion Stock certificate(s) are so issued.

All shares of Common Stock delivered upon conversion of the Series C Preferred Shares as provided herein shall be duly and validly issued and fully paid and non-assessable. Effective as of the Conversion Date, such converted Series C Preferred Shares shall no longer be deemed to be outstanding and all rights of the holder with respect to such shares shall immediately terminate except the right to receive the shares of Common Stock issuable upon such conversion.

(c) The Corporation covenants that, within 30 days of receipt of conversion notice from any holder of shares of Series C Preferred Stock wherein which such conversion would create more shares of Common Stock than are authorized, the Corporation will increase the authorized number of shares of Common Stock sufficient to satisfy such holder of shares of Series C submitting such conversion notice.

(d) Shares of Series C Preferred Stock are anti-dilutive to reverse splits, and therefore in the case of a reverse split, are convertible to the number of Common Shares after the reverse split as would have been equal to the ratio established in Section 3.4(a) prior to the reverse split. The conversion rate for shares of Series C Preferred Stock, however, would increase proportionately in the case of forward splits, and may not be diluted by a reverse split following a forward split.

3.5 VOTING RIGHTS. Each share of Series C Preferred Stock shall have one vote for any election or other vote placed before the shareholders of the Company.

3.6 PRICE.

(a) The initial price of each share of Series C Preferred Stock shall be $2.00.

(b) The price of each share of Series C Preferred Stock may be changed either through a majority vote of the Board of Directors through a resolution at a meeting of the Board, or through a resolution passed at an Action Without Meeting of the Unanimous Board, until such time as a listed secondary and/or listed public market develops for the shares.

A-4

3.7 LOCK-UP RESTRICTIONS ON CONVERSION. Shares of Series C Preferred Stock may not be converted into shares of Common Stock for a period of: a) six (6) months after purchase,if the Company voluntarily or involuntarily files public reports pursuant to Section 12 or 15 of the Securities Exchange Act of 1934; or b) twelve (12) months if the Company does not file such public reports.

Adopted this 21st day of September 2010

by the Director and a majority of the

Shareholders of the Company.

/s/ Stephen J. Kern
Stephen J. Kern, CEP and sole Director

/s/ Tom Coleman
RTV Media Corp Majority Shareholder

A-5

FILED
SECRETARY OF STATE

AUGUST 18, 2005

STATE OF WASHINGTON

UBI Number: 602 480 686

CERTIFICATE OF AMENDMENT

OF

ARTICLES OF INCORPORATION

FOR

MEDIA CLASSICS GROUP INTERNATIONAL, INC.

I, the undersigned, Nicholas Alexander, President, Secretary and Director, do hereby certify:

That the Board of Directors of MEDIA CLASSICS GROUP INTERNATIONAL, INC. at a duly convened meeting on August 15, 2005, adopted a resolution to amend the Articles of Incorporation.

Article I is hereby amended as follows:

The name of the corporation shall be:

GLOBAL GAMING NETWORK, INC.

The number of shares of common stock of the corporation issued and outstanding and entitled to vote on an amendment to the Articles of Incorporation is 929,253,376. The said changes and amendment have been consented to and approved by a majority of the stockholders, specifically 536,562,000 or 57.74% which is the majority of each class of shares of stock issued and outstanding and entitled to vote thereon. The vote was sufficient for approval, pursuant to RCW 23.B10.030 & .040.

I hereby attest to the above.

/s/ Nicholas Alexander

Nicholas Alexander, President, Secretary and Director

1

UBI Number: 602 480 686

FILED
SECRETARY OF STATE

AUGUST 18, 2005

STATE OF WASHINGTON

ARTICLES OF INCORPORATION

MEDIA CLASSICS GROUP INTERNATIONAL, INC.

ARTICLE I

(Corporate Name)

The name of this corporation shall be:

MEDIA CLASSICS GROUP INTERNATIONAL, INC.

ARTICLE II

(Duration)

This corporation shall have perpetual existence.

ARTICLE III

(Purposes)

The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the laws of the State of Washington other than the banking business, the trust company business, the insurance business or the practice of a profession permitted to be incorporated under the laws of the State of Washington.

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ARTICLE IV

(Shares)

The aggregate number of shares which the corporate shall have authority to issue, including the classes thereof and special provisions, are as follows: 1,010,000,000 shares; 1,000,000,000 shares of voting, common stock, with a par value of $0.0001, and 10,000,000 shares of non-voting preferred stock, with a par value of $0.0001. The shareholders shall not have the right to accumulate votes in the election of directors with respect to shares of common stock in the corporation. Each share of common stock shall be entitled to one vote. The holders of the shares of preferred stock are entitled to receive the net assets of the corporation upon dissolution. The Board of Directors are entitled to restructure the issued and outstanding shares of stock with respect to a forward or reverse split, without a shareholders meeting, general or special meeting, providing that the fifty percent (50%) of the shareholders agree to the share reorganization within the limits of the share capitalization of 1,000,000,000 shares of voting, common stock.

ARTICLE V

(Directors)

The initial number of directors and original incorporators of this corporation shall be two (2), whose names and addresses are as follows:

John Anderson, President and Board Chairman - Incorporator

C/o Law Offices of Tolan S. Furusho

2200 112th Avenue NE, #200

Bellevue, Washington 98004

Donna Anderson, Secretary and Director - Incorporator

C/o Law Offices of Tolan S. Furusho

2200 112th Avenue NE, #200

Bellevue, Washington 98004

ARTICLE VI

(By-laws)

The authority to make By-laws for the corporation is hereby expressly vested in the Board of Directors of this corporation, subject to the power of the majority of the shareholders to change or repeal such By-laws. Any such change in the By-laws must be in agreement by the majority (fifty percent or more) of the shareholders. The Board of Directors shall not make or alter any By-laws fixing their qualifications, classifications, terms of office or extraordinary powers without first securing the approval of the majority (fifty percent or more) of the shareholders. Such majority approval may be obtained by the Board of Directors without the necessity of a Special or Extraordinary General Meeting of the corporation’s shareholders. Such majority shareholder approval may be obtained by written proxy statement or a polling of the shareholders by telephone or telefax.

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ARTICLE VII

(Amendment to Article of Incorporation)

The Board of Directors reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation in the manner now or hereafter prescribed by statute, and all rights conferred on the corporation herein are granted subject to this reservation.

ARTICLE VIII

(Registered Agent & Registered Office)

The street address of the registered office is c/o    Tolan S. Furusho, Attorney at Law, 2200 112th Avenue NE, Suite #200, Bellevue, Washington 98004. The Registered Agent is Tolan S. Furusho, Attorney at Law.

ARTICLE IX

(Commencement of Business)

This corporation shall commence business upon receiving its corporate license.

IN WITNESS WHERE, the incorporators have hereunto set their hands in duplicate originals this 8th day of March 2005.

/s/ John Anderson

John Anderson, Incorporator, President and Board Chairman

/s/ Donna Anderson

Donna Anderson, Incorporator, Secretary and Director

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CONSENT TO SERVE AS REGISTERED AGENT

I,       Tolan S. Furusho      , hereby consent to serve as registered agent in the state of Washington for      MEDIA CLASSICS GROUP INTERNATIONAL, INC..

As the registered agent, I will accept the forward Service of Process and all mail to the corporation. In the event of my resignation, or of any change in the registered office address, I will notify the Office of the Secretary of State immediately.

March 8, 2005	/s/ Tolan S. Furusho
Date	Signature of Registered Agent

4